EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Trinity Learning Corporation (the "Company") Quarterly Report on Form 10-QSB/A for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christine R. Larson, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 28, 2004

                                             /S/ Christine R. Larson
                                             -----------------------
                                             Christine R. Larson
                                             Chief Financial Officer




     A signed original of this written statement required by Section 906 has been provided to Trinity Learning Corporation and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.